                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 17, 1997



                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-21342                      94-2873391
(State of jurisdiction)     (Commission File No.)    (IRS Employer Identification No.)


                              1010 Atlantic Avenue
                               Alameda, CA 94501
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (510) 748-4100

Item 5.   Other Events
--------------------------------------------------------------------------------

     On July 17, 1997, Wind River Systems, Inc. (the "Company") announced that it intends, subject to market and other conditions, to raise $100,000,000 through a private placement of convertible subordinated notes to qualified institutional investors. See the Company's press release, titled "Wind River Systems, Inc. Announces Proposed Private Placement of Convertible Subordinated Notes" attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits.

Exhibit
Number         Description
-------        -----------
99.1           Press Release, titled "Wind River Systems, Inc. Announces
               Proposed Private Placement of Convertible Subordinated Notes,"
               dated July 17, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Wind River Systems, Inc.



Dated:  July 18, 1997                    By: /s/ Richard W. Kraber
                                            ----------------------
                                                 Richard W. Kraber
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Press Release, titled "Wind River Systems, Inc. Announces
               Proposed Private Placement of Convertible Subordinated Notes,"
               dated July 17, 1997.